Exhibit 99.2

Second Quarter Financial Supplement

June 30, 2017

Genworth

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2017

Note:

Unless otherwise stated, all references in this financial supplement to income (loss) from continuing operations, income (loss) from continuing operations per share, net income (loss), net income (loss) per share, adjusted operating income (loss), adjusted operating income (loss) per share, book value and book value per share should be read as income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders, income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders per share, net income (loss) available to Genworth Financial, Inc.’s common stockholders, net income (loss) available to Genworth Financial, Inc.’s common stockholders per share, non-U.S. Generally Accepted Accounting Principles (GAAP) adjusted operating income (loss) available to Genworth Financial, Inc.’s common stockholders, non-GAAP adjusted operating income (loss) available to Genworth Financial, Inc.’s common stockholders per share, book value available to Genworth Financial, Inc.’s common stockholders and book value available to Genworth Financial, Inc.’s common stockholders per share, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2017

Dear Investor,

Thank you for your continued interest in Genworth Financial.

Regards,

Investor Relations

InvestorInfo@genworth.com

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2017

Use of Non-GAAP Measures

This financial supplement includes the non-GAAP financial measures entitled “adjusted operating income (loss)” and “adjusted operating income (loss) per share.” Adjusted operating income (loss) per share is derived from adjusted operating income (loss). The chief operating decision maker evaluates segment performance and allocates resources on the basis of adjusted operating income (loss). The company defines adjusted operating income (loss) as income (loss) from continuing operations excluding the after-tax effects of income attributable to noncontrolling interests, net investment gains (losses), goodwill impairments, gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, gains (losses) on insurance block transactions, restructuring costs and infrequent or unusual non-operating items. Gains (losses) on insurance block transactions are defined as gains (losses) on the early extinguishment of non-recourse funding obligations, early termination fees for other financing restructuring and/or resulting gains (losses) on reinsurance restructuring for certain blocks of business. The company excludes net investment gains (losses) and infrequent or unusual non-operating items because the company does not consider them to be related to the operating performance of the company’s segments and Corporate and Other activities. A component of the company’s net investment gains (losses) is the result of impairments, the size and timing of which can vary significantly depending on market credit cycles. In addition, the size and timing of other investment gains (losses) can be subject to the company’s discretion and are influenced by market opportunities, as well as asset-liability matching considerations. Goodwill impairments, gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, gains (losses) on insurance block transactions and restructuring costs are also excluded from adjusted operating income (loss) because, in the company’s opinion, they are not indicative of overall operating trends. Infrequent or unusual non-operating items are also excluded from adjusted operating income (loss) if, in the company’s opinion, they are not indicative of overall operating trends.

While some of these items may be significant components of net income (loss) available to Genworth Financial, Inc.’s common stockholders in accordance with GAAP, the company believes that adjusted operating income (loss) and measures that are derived from or incorporate adjusted operating income (loss), including adjusted operating income (loss) per share on a basic and diluted basis, are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. Management also uses adjusted operating income (loss) as a basis for determining awards and compensation for senior management and to evaluate performance on a basis comparable to that used by analysts. However, the items excluded from adjusted operating income (loss) have occurred in the past and could, and in some cases will, recur in the future. Adjusted operating income (loss) and adjusted operating income (loss) per share on a basic and diluted basis are not substitutes for net income (loss) available to Genworth Financial, Inc.’s common stockholders or net income (loss) available to Genworth Financial, Inc.’s common stockholders per share on a basic and diluted basis determined in accordance with GAAP. In addition, the company’s definition of adjusted operating income (loss) may differ from the definitions used by other companies.

Adjustments to reconcile net income (loss) attributable to Genworth Financial, Inc.’s common stockholders and adjusted operating income (loss) assume a 35% tax rate (unless otherwise indicated) and are net of the portion attributable to noncontrolling interests. Net investment gains (losses) are also adjusted for DAC and other intangible amortization and certain benefit reserves (see page 46).

In June 2016, the company completed the sale of its term life insurance new business platform and recorded a pre-tax gain of $12 million. In May 2016, the company completed the sale of its mortgage insurance business in Europe and recorded an additional pre-tax loss of $2 million. In the first quarter of 2016, the company recorded an estimated pre-tax loss of $7 million and a tax benefit of $27 million related to the planned sale of the mortgage insurance business in Europe. These transactions were excluded from adjusted operating income (loss) for the periods presented as they related to a gain (loss) on the sale of businesses.

In June 2016, the company settled restricted borrowings of $70 million related to a securitization entity and recorded a $64 million pre-tax gain related to the early extinguishment of debt. In January 2016, the company paid a pre-tax make-whole expense of $20 million related to the early redemption of Genworth Holdings, Inc.’s (Genworth Holdings) 2016 notes. The company also repurchased $28 million principal amount of Genworth Holdings’ notes with various maturity dates for a pre-tax gain of $4 million in the first quarter of 2016. These transactions were excluded from adjusted operating income (loss) for the periods presented as they related to a gain (loss) on the early extinguishment of debt.

In the first quarter of 2016, the company completed a life block transaction resulting in a pre-tax loss of $9 million in connection with the early extinguishment of non-recourse funding obligations.

In the first quarter of 2017, the company recorded a pre-tax expense of $1 million related to restructuring costs as part of an expense reduction plan as the company evaluates and appropriately sizes its organizational needs and expenses. In the third, second and first quarters of 2016, the company also recorded a pre-tax expense of $2 million, $5 million and $15 million, respectively, related to restructuring costs.

There were no infrequent or unusual items excluded from adjusted operating income (loss) during the periods presented other than fees incurred during the first quarter of 2016 related to Genworth Holdings’ bond consent solicitation of $18 million for broker, advisor and investment banking fees.

The table on page 9 of this financial supplement provides a reconciliation of net income (loss) available to Genworth Financial, Inc.’s common stockholders to adjusted operating income (loss) for the periods presented and reflects adjusted operating income (loss) as determined in accordance with accounting guidance related to segment reporting. The financial supplement includes other non-GAAP measures management believes enhances the understanding and comparability of performance by highlighting underlying business activity and profitability drivers. These additional non-GAAP measures are on pages 48 and 49 of this financial supplement.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2017

Results of Operations and Selected Operating Performance Measures

The company’s chief operating decision maker evaluates segment performance and allocates resources on the basis of adjusted operating income (loss). The table on page 9 of this financial supplement provides a reconciliation of net income (loss) available to Genworth Financial, Inc.’s common stockholders to adjusted operating income (loss) for the periods presented and reflects adjusted operating income (loss) as determined in accordance with accounting guidance related to segment reporting.

This financial supplement contains selected operating performance measures including “sales” and “insurance in-force” or “risk in-force” which are commonly used in the insurance industry as measures of operating performance.

Management regularly monitors and reports sales metrics as a measure of volume of new and renewal business generated in a period. Sales refer to: (1) new insurance written for mortgage insurance; (2) annualized first-year premiums for long-term care and term life insurance products; (3) annualized first-year deposits plus 5% of excess deposits for universal and term universal life insurance products; (4) 10% of premium deposits for linked-benefits products; and (5) new and additional premiums/deposits for fixed annuities. Sales do not include renewal premiums on policies or contracts written during prior periods. The company considers new insurance written, annualized first-year premiums/deposits, premium equivalents and new premiums/deposits to be a measure of the company’s operating performance because they represent a measure of new sales of insurance policies or contracts during a specified period, rather than a measure of the company’s revenues or profitability during that period.

Management regularly monitors and reports insurance in-force and risk in-force. Insurance in-force for the mortgage insurance businesses is a measure of the aggregate original loan balance for outstanding insurance policies as of the respective reporting date. Risk in-force for the U.S. mortgage insurance business is based on the coverage percentage applied to the estimated current outstanding loan balance. For risk in-force in the mortgage insurance businesses in Canada and Australia, the company has computed an “effective” risk in-force amount, which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor of 35% that represents the highest expected average per-claim payment for any one underwriting year over the life of the company’s mortgage insurance businesses in Canada and Australia. In Australia, the company has certain risk share arrangements where it provides pro-rata coverage of certain loans rather than 100% coverage. As a result, for loans with these risk share arrangements, the applicable pro-rata coverage amount provided is used when applying the factor. The company considers insurance in-force and risk in-force to be measures of the company’s operating performance because they represent measures of the size of the business at a specific date which will generate revenues and profits in a future period, rather than measures of the company’s revenues or profitability during that period.

Management also regularly monitors and reports a loss ratio for the company’s businesses. For the mortgage insurance businesses, the loss ratio is the ratio of incurred losses and loss adjustment expenses to net earned premiums. For the long-term care insurance business, the loss ratio is the ratio of benefits and other changes in reserves less tabular interest on reserves less loss adjustment expenses to net earned premiums. The company considers the loss ratio to be a measure of underwriting performance in these businesses and helps to enhance the understanding of the operating performance of the businesses.

These operating performance measures enable the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2017

Financial Highlights

(amounts in millions, except per share data)

Balance Sheet Data	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Total Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income	$9,923	$9,716	$9,550	$9,669	$10,045
Total accumulated other comprehensive income	3,095	3,096	3,094	5,202	5,088

Total Genworth Financial, Inc.’s stockholders’ equity	$13,018	$12,812	$12,644	$14,871	$15,133

Book value per share	$26.08	$25.68	$25.37	$29.84	$30.37
Book value per share, excluding accumulated other comprehensive income	$19.88	$19.47	$19.16	$19.40	$20.16
Common shares outstanding as of the balance sheet date	499.1	498.9	498.4	498.4	498.3

	Twelve months ended
Twelve Month Rolling Average ROE	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
GAAP Basis ROE	-1.5%	-1.8%	-2.8%	-4.5%	-3.5%
Operating ROE(1)	-2.5%	-2.8%	-3.2%	-2.6%	2.1%

	Three months ended
Quarterly Average ROE	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
GAAP Basis ROE	8.2%	6.4%	-5.1%	-15.4%	6.9%
Operating ROE(1)	6.2%	5.9%	-5.7%	-16.4%	4.9%

Basic and Diluted Shares	Three months ended June 30, 2017	Six months ended June 30, 2017
Weighted-average common shares used in basic earnings per share calculations	499.0	498.8
Potentially dilutive securities:
Stock options, restricted stock units and stock appreciation rights	2.2	2.3

Weighted-average common shares used in diluted earnings per share calculations	501.2	501.1

(1)	See page 48 herein for a reconciliation of GAAP Basis ROE to Operating ROE.

Consolidated Quarterly Results

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2017

Consolidated Net Income (Loss) by Quarter

(amounts in millions, except per share amounts)

	2017			2016
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$1,111	$1,136	$2,247	$1,131	$1,108	$1,127	$794	$4,160
Net investment income	801	790	1,591	786	805	779	789	3,159
Net investment gains (losses)	101	34	135	41	20	30	(19)	72
Policy fees and other income	210	211	421	240	217	300	221	978

Total revenues	2,223	2,171	4,394	2,198	2,150	2,236	1,785	8,369

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,206	1,246	2,452	1,530	1,662	1,193	860	5,245
Interest credited	163	167	330	173	173	173	177	696
Acquisition and operating expenses, net of deferrals	240	270	510	283	269	327	394	1,273
Amortization of deferred acquisition costs and intangibles	139	94	233	193	94	112	99	498
Interest expense	74	62	136	75	77	80	105	337

Total benefits and expenses	1,822	1,839	3,661	2,254	2,275	1,885	1,635	8,049

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	401	332	733	(56)	(125)	351	150	320
Provision for income taxes	130	116	246	3	222	110	23	358

INCOME (LOSS) FROM CONTINUING OPERATIONS	271	216	487	(59)	(347)	241	127	(38)
Income (loss) from discontinued operations, net of taxes(1)	—	—	—	(4)	15	(21)	(19)	(29)

NET INCOME (LOSS)	271	216	487	(63)	(332)	220	108	(67)
Less: net income attributable to noncontrolling interests	69	61	130	59	48	48	55	210

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$ 202	$155	$357	$(122)	$(380)	$172	$53	$(277)

Earnings (Loss) Per Share Data:
Income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders per share
Basic	$0.40	$0.31	$0.72	$(0.24)	$(0.79)	$0.39	$0.14	$(0.50)
Diluted	$0.40	$0.31	$0.71	$(0.24)	$(0.79)	$0.39	$0.14	$(0.50)
Net income (loss) available to Genworth Financial, Inc.’s common stockholders per share
Basic	$0.40	$0.31	$0.72	$(0.25)	$(0.76)	$0.35	$0.11	$(0.56)
Diluted	$0.40	$0.31	$0.71	$(0.25)	$(0.76)	$0.34	$0.11	$(0.56)
Weighted-average common shares outstanding
Basic	499.0	498.6	498.8	498.4	498.3	498.5	498.0	498.3
Diluted(2)	501.2	501.0	501.1	498.4	498.3	500.4	499.4	498.3

(1)	Income (loss) from discontinued operations related to the lifestyle protection business that was sold on December 1, 2015. During the fourth, third, second and first quarters of 2016, the company recorded an additional after-tax gain (loss) of approximately $(4) million, $15 million, $(21) million and $(19) million, respectively, as it finalized the closing balance sheet purchase price adjustments.
(2)	Under applicable accounting guidance, companies in a loss position are required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share. Therefore, as a result of the loss from continuing operations, the company was required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share as the inclusion of shares for stock options, restricted stock units and stock appreciation rights of 2.5 million and 2.2 million, respectively, for the three months ended December 31, 2016 and September 30, 2016 and 2.0 million for the twelve months ended December 31, 2016 would have been antidilutive to the calculation. If the company had not incurred a loss from continuing operations in these periods, dilutive potential weighted-average common shares outstanding would have been 500.9 million and 500.5 million, respectively, for the three months ended December 31, 2016 and September 30, 2016 and 500.3 million for the twelve months ended December 31, 2016.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2017

Reconciliation of Net Income (Loss) to Adjusted Operating Income (Loss)

(amounts in millions, except per share amounts)

	2017			2016
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$202	$155	$357	$(122)	$(380)	$172	$53	$(277)
Add: net income attributable to noncontrolling interests	69	61	130	59	48	48	55	210

NET INCOME (LOSS)	271	216	487	(63)	(332)	220	108	(67)
Income (loss) from discontinued operations, net of taxes	—	—	—	(4)	15	(21)	(19)	(29)

INCOME (LOSS) FROM CONTINUING OPERATIONS	271	216	487	(59)	(347)	241	127	(38)
Less: income from continuing operations attributable to noncontrolling interests	69	61	130	59	48	48	55	210

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	202	155	357	(118)	(395)	193	72	(248)

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net(1)	(79)	(20)	(99)	(28)	(18)	(39)	19	(66)
(Gains) losses on sale of businesses	—	—	—	—	—	(10)	7	(3)
(Gains) losses on early extinguishment of debt, net	—	—	—	—	—	(64)	16	(48)
Losses from life block transactions	—	—	—	—	—	—	9	9
Expenses related to restructuring	—	1	1	—	2	5	15	22
Fees associated with bond consent solicitation	—	—	—	—	—	—	18	18
Taxes on adjustments	28	7	35	9	6	38	(53)	—

ADJUSTED OPERATING INCOME (LOSS)	$151	$143	$294	$(137)	$(405)	$123	$103	$(316)

ADJUSTED OPERATING INCOME (LOSS):
U.S. Mortgage Insurance segment	$91	$73	$164	$61	$67	$61	$61	$250
Canada Mortgage Insurance segment	41	36	77	39	36	38	33	146
Australia Mortgage Insurance segment	12	13	25	14	14	15	19	62
U.S. Life Insurance segment:
Long-Term Care Insurance	33	14	47	(1)	(270)	37	34	(200)
Life Insurance	(1)	16	15	(193)	48	31	31	(83)
Fixed Annuities	7	23	30	40	15	(13)	26	68

Total U.S. Life Insurance segment	39	53	92	(154)	(207)	55	91	(215)

Runoff segment	11	14	25	6	12	6	4	28
Corporate and Other	(43)	(46)	(89)	(103)	(327)	(52)	(105)	(587)

ADJUSTED OPERATING INCOME (LOSS)	$151	$143	$294	$(137)	$(405)	$123	$103	$(316)

Earnings (Loss) Per Share Data:
Net income (loss) available to Genworth Financial, Inc.’s common stockholders per share
Basic	$0.40	$0.31	$0.72	$(0.25)	$(0.76)	$0.35	$0.11	$(0.56)
Diluted	$0.40	$0.31	$0.71	$(0.25)	$(0.76)	$0.34	$0.11	$(0.56)
Adjusted operating income (loss) per share
Basic	$0.30	$0.29	$0.59	$(0.27)	$(0.81)	$0.25	$0.21	$(0.63)
Diluted	$0.30	$0.29	$0.59	$(0.27)	$(0.81)	$0.25	$0.21	$(0.63)
Weighted-average common shares outstanding
Basic	499.0	498.6	498.8	498.4	498.3	498.5	498.0	498.3
Diluted(2)	501.2	501.0	501.1	498.4	498.3	500.4	499.4	498.3

(1)	Net investment (gains) losses were adjusted for the portion attributable to noncontrolling interests and DAC and other intangible amortization and certain benefit reserves (see page 46 for reconciliation).
(2)	Under applicable accounting guidance, companies in a loss position are required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share. Therefore, as a result of the loss from continuing operations, the company was required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share as the inclusion of shares for stock options, restricted stock units and stock appreciation rights of 2.5 million and 2.2 million, respectively, for the three months ended December 31, 2016 and September 30, 2016 and 2.0 million for the twelve months ended December 31, 2016 would have been antidilutive to the calculation. If the company had not incurred a loss from continuing operations in these periods, dilutive potential weighted-average common shares outstanding would have been 500.9 million and 500.5 million, respectively, for the three months ended December 31, 2016 and September 30, 2016 and 500.3 million for the twelve months ended December 31, 2016.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2017

Consolidated Balance Sheets

(amounts in millions)

	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value	$61,944	$60,597	$60,572	$63,780	$62,828
Equity securities available-for-sale, at fair value	855	709	632	590	481
Commercial mortgage loans	6,237	6,107	6,111	6,017	6,121
Restricted commercial mortgage loans related to securitization entities	118	122	129	134	141
Policy loans	1,824	1,761	1,742	1,751	1,754
Other invested assets	2,177	2,272	2,071	2,676	2,510
Restricted other invested assets related to securitization entities	81	84	312	312	312

Total investments	73,236	71,652	71,569	75,260	74,147
Cash and cash equivalents	2,853	3,018	2,784	3,078	3,457
Accrued investment income	599	717	659	677	601
Deferred acquisition costs	2,378	3,207	3,571	3,982	4,046
Intangible assets and goodwill	334	381	348	258	267
Reinsurance recoverable	17,609	17,681	17,755	17,542	17,564
Other assets	715	703	673	570	640
Deferred tax asset	23	—	—	—	—
Separate account assets	7,269	7,327	7,299	7,485	7,484

Total assets	$105,016	$104,686	$104,658	$108,852	$108,206

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2017

Consolidated Balance Sheets

(amounts in millions)

	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$37,772	$37,291	$37,063	$37,405	$37,154
Policyholder account balances	24,971	25,383	25,662	25,867	26,182
Liability for policy and contract claims	9,239	9,295	9,256	8,869	8,289
Unearned premiums	3,400	3,370	3,378	3,464	3,412
Other liabilities	2,629	2,657	2,916	3,280	3,197
Borrowings related to securitization entities	63	68	74	78	85
Non-recourse funding obligations	310	310	310	310	310
Long-term borrowings	4,205	4,194	4,180	4,194	4,191
Deferred tax liability	162	75	53	1,151	893
Separate account liabilities	7,269	7,327	7,299	7,485	7,484

Total liabilities	90,020	89,970	90,191	92,103	91,197

Equity:
Common stock	1	1	1	1	1
Additional paid-in capital	11,969	11,964	11,962	11,959	11,955

Accumulated other comprehensive income (loss):
Net unrealized investment gains (losses):
Net unrealized gains (losses) on securities not other-than-temporarily impaired	1,170	1,233	1,253	2,836	2,770
Net unrealized gains (losses) on other-than-temporarily impaired securities	10	10	9	24	19

Net unrealized investment gains (losses)	1,180	1,243	1,262	2,860	2,789

Derivatives qualifying as hedges	2,064	2,036	2,085	2,493	2,439
Foreign currency translation and other adjustments	(149)	(183)	(253)	(151)	(140)

Total accumulated other comprehensive income	3,095	3,096	3,094	5,202	5,088
Retained earnings	653	451	287	409	789
Treasury stock, at cost	(2,700)	(2,700)	(2,700)	(2,700)	(2,700)

Total Genworth Financial, Inc.’s stockholders’ equity	13,018	12,812	12,644	14,871	15,133
Noncontrolling interests	1,978	1,904	1,823	1,878	1,876

Total equity	14,996	14,716	14,467	16,749	17,009

Total liabilities and equity	$105,016	$104,686	$104,658	$108,852	$108,206

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2017

Consolidated Balance Sheet by Segment

(amounts in millions)

	June 30, 2017
	U.S. Mortgage Insurance	Canada Mortgage Insurance	Australia Mortgage Insurance	U.S. Life Insurance	Runoff	Corporate and Other(1)	Total
ASSETS
Cash and investments	$2,788	$4,952	$2,702	$62,663	$2,761	$822	$76,688
Deferred acquisition costs and intangible assets	47	141	90	2,191	235	8	2,712
Reinsurance recoverable	1	—	—	16,783	825	—	17,609
Deferred tax and other assets	41	48	30	382	(15)	252	738
Separate account assets	—	—	—	—	7,269	—	7,269

Total assets	$2,877	$5,141	$2,822	$82,019	$11,075	$1,082	$105,016

LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$—	$—	$—	$37,769	$3	$—	$37,772
Policyholder account balances	—	—	—	21,697	3,274	—	24,971
Liability for policy and contract claims	490	94	231	8,401	15	8	9,239
Unearned premiums	365	1,623	856	551	5	—	3,400
Non-recourse funding obligations	—	—	—	310	—	—	310
Deferred tax and other liabilities	(248)	153	148	2,449	(75)	364	2,791
Borrowings and capital securities	—	334	151	—	12	3,771	4,268
Separate account liabilities	—	—	—	—	7,269	—	7,269

Total liabilities	607	2,204	1,386	71,177	10,503	4,143	90,020

Equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	2,250	1,826	586	7,733	569	(3,041)	9,923
Allocated accumulated other comprehensive income (loss)	20	(150)	133	3,109	3	(20)	3,095

Total Genworth Financial, Inc.’s stockholders’ equity	2,270	1,676	719	10,842	572	(3,061)	13,018
Noncontrolling interests	—	1,261	717	—	—	—	1,978

Total equity	2,270	2,937	1,436	10,842	572	(3,061)	14,996

Total liabilities and equity	$2,877	$5,141	$2,822	$82,019	$11,075	$1,082	$105,016

(1)	Includes inter-segment eliminations and other businesses that are managed outside the operating segments.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2017

Consolidated Balance Sheet by Segment

(amounts in millions)

	March 31, 2017
	U.S. Mortgage Insurance	Canada Mortgage Insurance	Australia Mortgage Insurance	U.S. Life Insurance	Runoff	Corporate and Other(1)	Total
ASSETS
Cash and investments	$2,644	$4,781	$2,671	$61,793	$2,868	$630	$75,387
Deferred acquisition costs and intangible assets	46	137	98	3,053	246	8	3,588
Reinsurance recoverable	2	—	—	16,845	834	—	17,681
Other assets	43	51	13	374	(13)	235	703
Separate account assets	—	—	—	—	7,327	—	7,327

Total assets	$2,735	$4,969	$2,782	$82,065	$11,262	$873	$104,686

LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$—	$—	$—	$37,288	$3	$—	$37,291
Policyholder account balances	—	—	—	22,015	3,368	—	25,383
Liability for policy and contract claims	583	109	227	8,353	15	8	9,295
Unearned premiums	349	1,582	873	561	5	—	3,370
Non-recourse funding obligations	—	—	—	310	—	—	310
Deferred tax and other liabilities	(380)	133	129	2,595	(51)	306	2,732
Borrowings and capital securities	—	326	150	—	13	3,773	4,262
Separate account liabilities	—	—	—	—	7,327	—	7,327

Total liabilities	552	2,150	1,379	71,122	10,680	4,087	89,970

Equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	2,173	1,780	571	7,763	581	(3,152)	9,716
Allocated accumulated other comprehensive income (loss)	10	(163)	130	3,180	1	(62)	3,096

Total Genworth Financial, Inc.’s stockholders’ equity	2,183	1,617	701	10,943	582	(3,214)	12,812
Noncontrolling interests	—	1,202	702	—	—	—	1,904

Total equity	2,183	2,819	1,403	10,943	582	(3,214)	14,716

Total liabilities and equity	$2,735	$4,969	$2,782	$82,065	$11,262	$873	$104,686

(1)	Includes inter-segment eliminations and other businesses that are managed outside the operating segments.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2017

Deferred Acquisition Costs Rollforward

(amounts in millions)

	U.S. Mortgage Insurance	Canada Mortgage Insurance	Australia Mortgage Insurance	U.S. Life Insurance(1)	Runoff(2)	Corporate and Other	Total
Unamortized balance as of March 31, 2017	$28	$121	$33	$3,762	$238	$—	$4,182
Costs deferred	3	10	2	7	—	—	22
Amortization, net of interest accretion	(3)	(10)	(3)	(91)	(6)	—	(113)
Impact of foreign currency translation	—	3	—	—	—	—	3

Unamortized balance as of June 30, 2017	28	124	32	3,678	232	—	4,094
Effect of accumulated net unrealized investment (gains) losses	—	—	—	(1,707)	(9)	—	(1,716)

Balance as of June 30, 2017	$28	$124	$32	$1,971	$223	$—	$2,378

(1)	Amortization, net of interest accretion, included $1 million of amortization related to net investment gains for the policyholder account balances.
(2)	Amortization, net of interest accretion, included $1 million of amortization related to net investment losses for the policyholder account balances.

U.S. Mortgage Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2017

Adjusted Operating Income and Sales—U.S. Mortgage Insurance Segment

(amounts in millions)

	2017			2016
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$170	$169	$339	$171	$169	$160	$160	$660
Net investment income	18	17	35	17	16	15	15	63
Net investment gains (losses)	—	—	—	—	—	—	(1)	(1)
Policy fees and other income	1	1	2	1	1	1	1	4

Total revenues	189	187	376	189	186	176	175	726

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	3	29	32	48	36	38	38	160
Acquisition and operating expenses, net of deferrals	41	40	81	42	45	41	39	167
Amortization of deferred acquisition costs and intangibles	3	4	7	4	3	2	3	12

Total benefits and expenses	47	73	120	94	84	81	80	339

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	142	114	256	95	102	95	95	387
Provision for income taxes	51	41	92	34	36	34	34	138

INCOME FROM CONTINUING OPERATIONS	91	73	164	61	66	61	61	249
ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses	—	—	—	—	—	—	1	1
Expenses related to restructuring	—	—	—	—	1	—	—	1
Taxes on adjustments	—	—	—	—	—	—	(1)	(1)

ADJUSTED OPERATING INCOME	$91	$73	$164	$61	$67	$61	$61	$250

SALES:
New Insurance Written (NIW)
Flow	$9,800	$7,600	$17,400	$11,100	$12,800	$11,400	$7,400	$42,700
Bulk	—	—	—	—	—	—	—	—

Total U.S. Mortgage Insurance NIW	$9,800	$7,600	$17,400	$11,100	$12,800	$11,400	$7,400	$42,700

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2017

Flow New Insurance Written Metrics—U.S. Mortgage Insurance Segment

(amounts in millions)

	2017				2016
	2Q		1Q		4Q		3Q		2Q		1Q
	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW
Product
Monthly(1)	$7,900	81%	$6,100	80%	$8,800	79%	$10,000	78%	$8,400	74%	$5,400	73%
Single	1,900	19	1,500	20	2,300	21	2,800	22	3,000	26	2,000	27

Total Flow	$9,800	100%	$7,600	100%	$11,100	100%	$12,800	100%	$11,400	100%	$7,400	100%

FICO Scores
Over 735	$6,000	61%	$4,700	62%	$7,000	63%	$8,100	63%	$7,100	62%	$4,400	60%
680-735	3,100	32	2,300	30	3,300	30	3,800	30	3,400	30	2,400	32
660-679(2)	400	4	300	4	500	4	500	4	500	4	300	4
620-659	300	3	300	4	300	3	400	3	400	4	300	4
<620	—	—	—	—	—	—	—	—	—	—	—	—

Total Flow	$9,800	100%	$7,600	100%	$11,100	100%	$12,800	100%	$11,400	100%	$7,400	100%

Loan-To-Value Ratio
95.01% and above	$1,100	11%	$800	11%	$1,000	9%	$1,000	8%	$700	6%	$400	5%
90.01% to 95.00%	4,700	48	3,500	46	5,000	45	6,100	48	5,900	52	3,700	50
85.01% to 90.00%	2,900	30	2,300	30	3,400	31	4,000	31	3,400	30	2,400	33
85.00% and below	1,100	11	1,000	13	1,700	15	1,700	13	1,400	12	900	12

Total Flow	$9,800	100%	$7,600	100%	$11,100	100%	$12,800	100%	$11,400	100%	$7,400	100%

Origination
Purchase	$9,000	92%	$6,300	83%	$8,400	76%	$10,500	82%	$9,400	82%	$6,000	81%
Refinance	800	8	1,300	17	2,700	24	2,300	18	2,000	18	1,400	19

Total Flow	$9,800	100%	$7,600	100%	$11,100	100%	$12,800	100%	$11,400	100%	$7,400	100%

(1)	Includes loans with annual and split payment types.
(2)	Loans with unknown FICO scores are included in the 660-679 category.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2017

Other Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2017			2016
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net Premiums Written	$186	$175	$361	$185	$193	$190	$176	$744

New Risk Written
Flow	$2,478	$1,864	$4,342	$2,673	$3,188	$2,865	$1,845	$10,571
Bulk	—	—	—	—	—	—	—	—

Total Primary	2,478	1,864	4,342	2,673	3,188	2,865	1,845	10,571
Pool	—	—	—	—	—	—	—	—

Total New Risk Written	$2,478	$1,864	$4,342	$2,673	$3,188	$2,865	$1,845	$10,571

Primary Insurance In-Force(1)	$143,000	$139,300		$137,500	$133,700	$128,400	$124,100

Risk In-Force
Flow(2)	$34,286	$33,347		$32,891	$32,067	$30,760	$29,620
Bulk(3)	257	266		278	290	314	318

Total Primary	34,543	33,613		33,169	32,357	31,074	29,938
Pool	92	96		100	104	111	116

Total Risk In-Force	$34,635	$33,709		$33,269	$32,461	$31,185	$30,054

Primary Risk In-Force That Is GSE Conforming	95%	95%		95%	96%	96%	96%

Expense Ratio (Net Earned Premiums)(4)	26%	26%	26%	27%	28%	27%	26%	27%

Expense Ratio (Net Premiums Written)(5)	24%	25%	24%	25%	24%	23%	24%	24%

Flow Persistency	82%	83%		78%	77%	77%	82%

Risk To Capital Ratio(6)	13.0:1	13.6:1		14.4:1	15.0:1	15.0:1	15.3:1

PMIERs Sufficiency Ratio(7)	122%	118%		115%	117%	115%	113%

Average Primary Loan Size (in thousands)	$200	$198		$196	$195	$192	$189

The expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)	Primary insurance in-force represents aggregate loan balances for outstanding insurance policies and is used to determine premiums. Original loan balances are presented for policies with level renewal premiums. Amortized loan balances are presented for policies with annual, amortizing renewal premiums.
(2)	Flow risk in-force represents current loan balances as provided by servicers, lenders and investors and conform to the presentation under the Private Mortgage Insurer Eligibility Requirements (PMIERs).
(3)	As of June 30, 2017, 90% of the bulk risk in-force was related to loans financed by lenders who participated in the mortgage programs sponsored by the Federal Home Loan Banks.
(4)	The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.
(5)	The ratio of an insurer’s general expenses to net premiums written. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.
(6)	Certain states limit a private mortgage insurer’s risk in-force to 25 times the total of the insurer’s policyholders’ surplus plus the statutory contingency reserve, commonly known as the “risk to capital” requirement. The current period risk to capital ratio is an estimate due to the timing of the filing of statutory statements and is prepared consistent with the presentation of the statutory financial statements in the combined annual statement of the U.S. mortgage insurance business.
(7)	The PMIERs sufficiency ratio is calculated as available assets divided by required assets as defined within PMIERs. The current period PMIERs sufficiency ratio is an estimate due to the timing of the PMIERs filing for the U.S. mortgage insurance business. As of June 30, 2017, March 31, 2017, December 31, 2016, September 30, 2016, June 30, 2016 and March 31, 2016, the PMIERs sufficiency ratios were in excess of $500 million, $400 million, $350 million, $400 million, $350 million and $300 million, respectively, of available assets above the PMIERs requirements.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2017

Loss Metrics—U.S. Mortgage Insurance Segment

(amounts in millions)

	2017			2016
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Paid Claims
Flow
Direct(1)	$92	$76	$168	$65	$80	$94	$112	$351
Assumed(2)	—	2	2	1	1	1	2	5
Ceded	—	(1)	(1)	—	—	(1)	(3)	(4)
Loss adjustment expenses	2	2	4	3	2	3	3	11

Total Flow	94	79	173	69	83	97	114	363
Bulk	1	1	2	1	1	1	2	5

Total Primary	95	80	175	70	84	98	116	368
Pool	1	—	1	1	—	1	—	2

Total Paid Claims	$96	$80	$176	$71	$84	$99	$116	$370

Average Paid Claim (in thousands)(1)	$46.6	$51.2		$50.0	$53.6	$50.8	$51.9

Average Reserve Per Delinquency (in thousands)
Flow	$24.1	$25.8		$25.1	$25.9	$27.8	$28.3
Bulk loans with established reserve	19.5	19.1		18.5	18.8	21.1	21.2

Reserves:
Flow direct case	$440	$530		$579	$599	$640	$698
Bulk direct case	12	12		13	14	14	15
Assumed(2)	4	4		5	6	6	7
All other(3)	34	37		38	39	47	48

Total Reserves	$490	$583		$635	$658	$707	$768

Beginning Reserves	$583	$635	$635	$658	$707	$768	$849	$849
Paid claims	(96)	(81)	(177)	(71)	(84)	(99)	(119)	(373)
Increase in reserves	3	29	32	48	35	38	38	159

Ending Reserves	$490	$583	$490	$635	$658	$707	$768	$635

Beginning Reinsurance Recoverable(4)	$1	$2	$2	$2	$2	$2	$5	$5
Ceded paid claims	—	(1)	(1)	—	—	—	(3)	(3)

Ending Reinsurance Recoverable	$1	$1	$1	$2	$2	$2	$2	$2

Loss Ratio(5)	2%	17%	9%	28%	21%	24%	24%	24%

The loss ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Direct paid claims and average paid claim in the second quarter of 2017 include payment in relation to an agreement on non-performing loans.
(2)	Assumed is comprised of reinsurance arrangements with state governmental housing finance agencies.
(3)	Other includes loss adjustment expenses, pool and incurred but not reported reserves.
(4)	Reinsurance recoverable excludes ceded unearned premium recoveries and amounts for which cash proceeds have not yet been received.
(5)	The ratio of incurred losses and loss adjustment expenses to net earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2017

Delinquency Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2017			2016
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Number of Primary Delinquencies
Flow	19,733	22,036		24,631	24,720	24,753	26,491
Bulk loans with an established reserve	653	695		756	778	732	776
Bulk loans with no reserve(1)	291	288		322	305	313	335

Total Number of Primary Delinquencies	20,677	23,019		25,709	25,803	25,798	27,602

Beginning Number of Primary Delinquencies	23,019	25,709	25,709	25,803	25,798	27,602	31,663	31,663
New delinquencies	7,776	8,456	16,232	9,504	9,609	8,265	8,761	36,139
Delinquency cures	(8,085)	(9,583)	(17,668)	(8,201)	(8,043)	(8,137)	(10,602)	(34,983)
Paid claims	(2,033)	(1,563)	(3,596)	(1,397)	(1,561)	(1,932)	(2,220)	(7,110)

Ending Number of Primary Delinquencies	20,677	23,019	20,677	25,709	25,803	25,798	27,602	25,709

Composition of Cures
Reported delinquent and cured-intraquarter	1,697	2,350		1,742	1,798	1,597	2,503
Number of missed payments delinquent prior to cure:
3 payments or less	4,285	5,375		4,660	4,276	4,335	5,775
4 - 11 payments	1,678	1,432		1,301	1,413	1,577	1,443
12 payments or more	425	426		498	556	628	881

Total	8,085	9,583		8,201	8,043	8,137	10,602

Primary Delinquencies by Missed Payment Status
3 payments or less	7,877	8,114		9,703	9,405	8,529	8,395
4 - 11 payments	5,520	6,341		6,548	6,212	6,323	7,254
12 payments or more	7,280	8,564		9,458	10,186	10,946	11,953

Primary Delinquencies	20,677	23,019		25,709	25,803	25,798	27,602

	June 30, 2017
Flow Delinquencies and Percentage Reserved by Payment Status	Delinquencies	Direct Case Reserves(2)	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	7,575	$36	$316	11%
4 - 11 payments in default	5,365	124	229	54%
12 payments or more in default	6,793	280	333	84%

Total	19,733	$440	$878	50%

	December 31, 2016
Flow Delinquencies and Percentage Reserved by Payment Status	Delinquencies	Direct Case Reserves(2)	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	9,355	$49	$382	13%
4 - 11 payments in default	6,364	147	268	55%
12 payments or more in default	8,912	383	434	88%

Total	24,631	$579	$1,084	53%

(1)	Reserves were not established on loans where the company was in a secondary loss position due to an existing deductible and the company believes currently have no risk for claim.
(2)	Direct flow case reserves exclude loss adjustment expenses, incurred but not reported and reinsurance reserves.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2017

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

	2017		2016
	2Q	1Q	4Q	3Q	2Q	1Q
Primary Loans
Primary loans in-force	714,254	703,214	699,841	686,789	668,951	655,300
Primary delinquent loans	20,677	23,019	25,709	25,803	25,798	27,602
Primary delinquency rate	2.89%	3.27%	3.67%	3.76%	3.86%	4.21%

Flow loans in-force	695,383	683,532	678,168	665,821	647,100	632,010
Flow delinquent loans	19,733	22,036	24,631	24,720	24,753	26,491
Flow delinquency rate	2.84%	3.22%	3.63%	3.71%	3.83%	4.19%

Bulk loans in-force	18,871	19,682	21,673	20,968	21,851	23,290
Bulk delinquent loans	944	983	1,078	1,083	1,045	1,111
Bulk delinquency rate	5.00%	4.99%	4.97%	5.17%	4.78%	4.77%

A minus and sub-prime loans in-force	20,797	22,056	23,063	24,281	25,552	26,995
A minus and sub-prime delinquent loans	4,148	4,572	5,252	5,306	5,220	5,546
A minus and sub-prime delinquency rate	19.95%	20.73%	22.77%	21.85%	20.43%	20.54%

Pool Loans
Pool loans in-force	5,406	5,586	5,742	5,896	6,196	6,406
Pool delinquent loans	276	276	325	343	356	369
Pool delinquency rate	5.11%	4.94%	5.66%	5.82%	5.75%	5.76%

Primary Risk In-Force by Credit Quality
Over 735	56%	55%	55%	55%	54%	53%
680-735	31%	31%	31%	31%	32%	32%
660-679(1)	6%	6%	6%	6%	6%	6%
620-659	5%	6%	6%	6%	6%	7%
<620	2%	2%	2%	2%	2%	2%

(1)	Loans with unknown FICO scores are included in the 660-679 category.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2017

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

(amounts in millions)

	June 30, 2017
Policy Year	Average Rate(1)	% of Total Reserves(2)	Primary Insurance In-Force	% of Total	Primary Risk In-Force	% of Total	Delinquency Rate
2004 and prior	6.01%	10.6%	$2,555	1.8%	$501	1.4%	12.06%
2005	5.61%	10.2	2,359	1.6	568	1.6	11.58%
2006	5.75%	16.3	4,233	3.0	993	2.9	11.15%
2007	5.67%	34.3	11,070	7.7	2,558	7.4	10.49%
2008	5.21%	16.1	9,156	6.4	2,135	6.2	5.90%
2009	4.94%	0.8	955	0.7	205	0.6	2.46%
2010	4.68%	0.7	1,302	0.9	298	0.9	1.72%
2011	4.53%	0.7	1,859	1.3	440	1.3	1.73%
2012	3.84%	0.9	4,936	3.4	1,214	3.5	0.85%
2013	4.05%	1.6	8,935	6.2	2,205	6.4	0.88%
2014	4.42%	3.1	13,397	9.4	3,278	9.5	1.12%
2015	4.11%	3.2	24,887	17.4	6,100	17.6	0.68%
2016	3.86%	1.5	40,131	28.1	9,773	28.3	0.26%
2017	4.28%	—	17,248	12.1	4,275	12.4	0.03%

Total	4.48%	100.0%	$143,023	100.0%	$34,543	100.0%	2.89%

	June 30, 2017		March 31, 2017		June 30, 2016
	Primary Risk In-Force	Primary Delinquency Rate	Primary Risk In-Force	Primary Delinquency Rate	Primary Risk In-Force	Primary Delinquency Rate
Lender concentration (by original applicant)	$34,543	2.89%	$33,613	3.27%	$31,074	3.86%
Top 10 lenders	10,348	3.52%	10,356	4.21%	10,533	4.71%
Top 20 lenders	13,774	3.29%	13,689	3.70%	13,532	4.67%

Loan-to-value ratio
95.01% and above	$5,696	5.59%	$5,653	6.21%	$5,682	6.80%
90.01% to 95.00%	17,776	1.98%	17,122	2.24%	15,247	2.62%
80.01% to 90.00%	10,830	2.52%	10,590	2.89%	9,858	3.60%
80.00% and below	241	3.21%	248	3.20%	287	3.19%

Total	$34,543	2.89%	$33,613	3.27%	$31,074	3.86%

Loan grade
Prime	$33,814	2.38%	$32,837	2.71%	$30,175	3.20%
A minus and sub-prime	729	19.95%	776	20.73%	899	20.43%

Total	$34,543	2.89%	$33,613	3.27%	$31,074	3.86%

(1)	Average Annual Mortgage Interest Rate.
(2)	Total reserves were $490 million as of June 30, 2017.

Canada Mortgage Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2017

Adjusted Operating Income and Sales—Canada Mortgage Insurance Segment

(amounts in millions)

	2017			2016
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$126	$126	$252	$124	$124	$122	$111	$481
Net investment income	31	32	63	32	33	32	29	126
Net investment gains (losses)	47	11	58	25	—	(8)	20	37
Policy fees and other income	—	—	—	1	(1)	1	—	1

Total revenues	204	169	373	182	156	147	160	645

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	4	20	24	23	30	25	26	104
Acquisition and operating expenses, net of deferrals	16	21	37	19	21	19	18	77
Amortization of deferred acquisition costs and intangibles	11	10	21	10	10	10	9	39
Interest expense	5	4	9	5	5	4	4	18

Total benefits and expenses	36	55	91	57	66	58	57	238

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	168	114	282	125	90	89	103	407
Provision for income taxes	56	36	92	37	24	23	29	113

INCOME FROM CONTINUING OPERATIONS	112	78	190	88	66	66	74	294
Less: income from continuing operations attributable to noncontrolling interests	54	38	92	41	30	30	34	135

INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	58	40	98	47	36	36	40	159

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net(1)	(27)	(6)	(33)	(14)	—	4	(11)	(21)
Taxes on adjustments	10	2	12	6	—	(2)	4	8

ADJUSTED OPERATING INCOME(2)	$41	$36	$77	$39	$36	$38	$33	$146

SALES:
New Insurance Written (NIW)
Flow	$3,700	$2,300	$6,000	$3,900	$5,300	$4,400	$2,500	$16,100
Bulk	800	8,000	8,800	3,700	5,100	19,700	3,200	31,700

Total Canada NIW(3)	$4,500	$10,300	$14,800	$7,600	$10,400	$24,100	$5,700	$47,800

(1) Net investment (gains) losses were adjusted for the portion of net investment gains (losses) attributable to noncontrolling interests as reconciled below:
Net investment (gains) losses, gross	$(47)	$(11)	$(58)	$(25)	$—	$8	$(20)	$(37)
Adjustment for net investment gains (losses) attributable to noncontrolling interests	20	5	25	11	—	(4)	9	16

Net investment (gains) losses, net	$(27)	$(6)	$(33)	$(14)	$—	$4	$(11)	$(21)

(2)	Adjusted operating income for the Canadian platform adjusted for foreign exchange as compared to the prior year period was $43 million and $77 million for the three and six months ended June 30, 2017, respectively.
(3)	New insurance written for the Canadian platform adjusted for foreign exchange as compared to the prior year period was $4,700 million and $14,500 million for the three and six months ended June 30, 2017, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2017

Selected Key Performance Measures—Canada Mortgage Insurance Segment

(amounts in millions)

	2017			2016
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net Premiums Written	$126	$96	$222	$129	$172	$191	$84	$576
Loss Ratio(1)	4%	16%	10%	18%	24%	20%	24%	22%
Expense Ratio (Net Earned Premiums)(2)	21%	25%	23%	24%	24%	24%	24%	24%
Expense Ratio (Net Premiums Written)(3)	21%	32%	26%	23%	18%	15%	32%	20%

Primary Insurance In-Force(4)	$371,500	$358,900		$345,600	$347,300	$341,600	$317,400
Primary Risk In-Force(5)
Flow	$86,500	$83,200		$81,600	$82,300	$81,400	$79,900
Bulk	43,500	42,400		39,400	39,200	38,100	31,200

Total	$130,000	$125,600		$121,000	$121,500	$119,500	$111,100

	June 30, 2017			March 31, 2017
Risk In-Force by Loan-To-Value Ratio(6)	Primary	Flow	Bulk	Primary	Flow	Bulk
95.01% and above	$42,351	$42,351	$—	$40,518	$40,518	$—
90.01% to 95.00%	25,826	25,826	—	24,859	24,859	—
80.01% to 90.00%	15,294	15,291	3	14,806	14,803	3
80.00% and below	46,540	3,083	43,457	45,426	2,993	42,433

Total	$130,011	$86,551	$43,460	$125,609	$83,173	$42,436

The loss and expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

Amounts may not total due to rounding.

(1)	The ratio of incurred losses and loss adjustment expenses to net earned premiums.
(2)	The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.
(3)	The ratio of an insurer’s general expenses to net premiums written. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.
(4)	As part of an ongoing effort to improve the estimate of outstanding insurance exposure, the company is receiving updated outstanding balances in Canada from almost all of its customers. As a result, the company estimates that the outstanding balance of insured mortgages was approximately $174.0 billion, $170.0 billion, $166.0 billion, $170.0 billion, $170.0 billion and $152.0 billion as of June 30, 2017, March 31, 2017, December 31, 2016, September 30, 2016, June 30, 2016 and March 31, 2016, respectively. This is based on the extrapolation of the amounts reported by lenders to the entire insured population.
(5)	The business currently provides 100% coverage on the majority of the loans the company insures. For the purpose of representing the risk in-force, Canada has computed an “effective risk in-force” amount which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor that represents the highest expected average per-claim payment for any one underwriting year over the life of the business. This factor was 35% for all periods presented.
(6)	Loan amount in loan-to-value ratio calculation includes capitalized premiums, where applicable.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2017

Selected Key Performance Measures—Canada Mortgage Insurance Segment

(dollar amounts in millions)

Primary Insurance	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Insured loans in-force(1),(2)	2,082,586	2,074,984	2,029,400	2,006,484	1,968,171
Insured delinquent loans	1,809	2,082	2,070	2,027	1,961
Insured delinquency rate(2),(3)	0.09%	0.10%	0.10%	0.10%	0.10%

Flow loans in-force(1)	1,418,076	1,402,813	1,394,067	1,379,020	1,358,927
Flow delinquent loans	1,476	1,697	1,693	1,715	1,669
Flow delinquency rate(3)	0.10%	0.12%	0.12%	0.12%	0.12%

Bulk loans in-force(1)	664,510	672,171	635,333	627,464	609,244
Bulk delinquent loans	333	385	377	312	292
Bulk delinquency rate(3)	0.05%	0.06%	0.06%	0.05%	0.05%

Loss Metrics	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Beginning Reserves	$109	$112	$112	$104	$102
Paid claims(4)	(21)	(24)	(20)	(20)	(21)
Increase in reserves	4	20	23	29	23
Impact of changes in foreign exchange rates	2	1	(3)	(1)	—

Ending Reserves	$94	$109	$112	$112	$104

	June 30, 2017		March 31, 2017		June 30, 2016
Province and Territory	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate
Ontario	47%	0.03%	48%	0.04%	47%	0.04%
Alberta	16	0.19%	16	0.21%	16	0.17%
British Columbia	15	0.06%	15	0.06%	15	0.07%
Quebec	13	0.13%	13	0.15%	13	0.17%
Saskatchewan	3	0.26%	3	0.27%	3	0.25%
Nova Scotia	2	0.17%	2	0.21%	2	0.20%
Manitoba	2	0.08%	2	0.09%	2	0.09%
New Brunswick	1	0.12%	1	0.18%	1	0.18%
All Other	1	0.16%	—	0.19%	1	0.12%

Total	100%	0.09%	100%	0.10%	100%	0.10%

By Policy Year
2008 and prior	34%	0.04%	35%	0.05%	37%	0.06%
2009	3	0.11%	3	0.14%	4	0.17%
2010	5	0.15%	5	0.17%	6	0.20%
2011	5	0.19%	5	0.23%	6	0.26%
2012	7	0.20%	7	0.23%	8	0.21%
2013	7	0.18%	7	0.20%	8	0.18%
2014	8	0.16%	8	0.16%	9	0.15%
2015	12	0.09%	12	0.10%	13	0.03%
2016	14	0.04%	14	0.04%	9	—%
2017	5	0.01%	4	—%	—	—%

Total	100%	0.09%	100%	0.10%	100%	0.10%

(1)	Insured loans in-force represent the original number of loans insured for which the coverage term has not expired, and for which no policy level cancellation or termination has been received.
(2)	As part of an ongoing effort to improve the estimate of outstanding insurance exposure, the company is receiving updated outstanding loans in-force in Canada from almost all of its customers. As a result, the company estimates that the outstanding loans in-force were 981,000 as of June 30, 2017, 978,000 as of March 31, 2017, 969,000 as of December 31, 2016, 973,000 as of September 30, 2016 and 968,000 as of June 30, 2016. This is based on the extrapolation of the amounts reported by lenders to the entire insured population. The corresponding insured delinquency rate was 0.18% as of June 30, 2017, 0.21% as of March 31, 2017, December 31, 2016 and September 30, 2016 and 0.20% as of June 30, 2016.
(3)	Delinquency rates are based on insured loans in-force.
(4)	Paid claims exclude adjustments for expected recoveries related to loss reserves and prior paid claims.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2017

Selected Key Performance Measures—Canada Mortgage Insurance Segment

(Canadian dollar amounts in millions)

	2017			2016
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Paid Claims(1)
Flow	$30	$28	$58	$25	$26	$25	$24	$100
Bulk	2	3	5	1	1	2	1	5

Total Paid Claims	$32	$31	$63	$26	$27	$27	$25	$105

Average Paid Claim (in thousands)	$73.6	$65.3		$66.3	$62.0	$62.5	$67.8

Average Reserve Per Delinquency (in thousands)	$67.8	$69.7		$72.9	$72.8	$69.1	$65.0

Loss Metrics

Beginning Reserves	$145	$151		$148	$136	$132	$120
Paid claims(1)	(32)	(31)		(26)	(27)	(27)	(25)
Increase in reserves	10	25		29	39	31	37

Ending Reserves	$123	$145		$151	$148	$136	$132

Loan Amount(2)

Over $550K	8%	8%		8%	8%	8%	7%
$400K to $550K	14	14		14	14	14	13
$250K to $400K	34	34		34	33	34	34
$100K to $250K	40	40		40	41	40	42
$100K or Less	4	4		4	4	4	4

Total	100%	100%		100%	100%	100%	100%

Average Primary Loan Size (in thousands)	$231	$230		$229	$227	$225	$222

All amounts presented in Canadian dollars.

(1)	Paid claims exclude adjustments for expected recoveries related to loss reserves and prior paid claims.
(2)	The percentages in this table are based on the amount of primary insurance in-force in each loan band as a percentage of total insurance in-force.

Australia Mortgage Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2017

Adjusted Operating Income and Sales—Australia Mortgage Insurance Segment

(amounts in millions)

	2017			2016
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$78	$81	$159	$82	$88	$86	$81	$337
Net investment income	17	21	38	22	23	25	24	94
Net investment gains (losses)	2	20	22	3	4	2	—	9

Total revenues	97	122	219	107	115	113	105	440

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	27	28	55	24	37	31	21	113
Acquisition and operating expenses, net of deferrals	9	23	32	29	23	25	19	96
Amortization of deferred acquisition costs and intangibles	17	4	21	3	4	4	3	14
Interest expense	2	2	4	2	2	3	3	10

Total benefits and expenses	55	57	112	58	66	63	46	233

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	42	65	107	49	49	50	59	207
Provision for income taxes	14	22	36	16	16	16	19	67

INCOME FROM CONTINUING OPERATIONS	28	43	71	33	33	34	40	140
Less: income from continuing operations attributable to noncontrolling interests	15	23	38	18	18	18	21	75

INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	13	20	33	15	15	16	19	65

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net(1)	—	(11)	(11)	(2)	(2)	(1)	—	(5)
Taxes on adjustments	(1)	4	3	1	1	—	—	2

ADJUSTED OPERATING INCOME(2)	$12	$13	$25	$14	$14	$15	$19	$62

SALES:
New Insurance Written (NIW)
Flow	$4,100	$4,100	$8,200	$5,000	$4,600	$5,000	$4,400	$19,000
Bulk	600	1,000	1,600	—	—	800	—	800

Total Australia NIW(3)	$4,700	$5,100	$9,800	$5,000	$4,600	$5,800	$4,400	$19,800

(1) Net investment (gains) losses were adjusted for the portion of net investment gains (losses) attributable to noncontrolling interests as reconciled below:
Net investment (gains) losses, gross	$(2)	$(20)	$(22)	$(3)	$(4)	$(2)	$—	$(9)
Adjustment for net investment gains (losses) attributable to noncontrolling interests	2	9	11	1	2	1	—	4

Net investment (gains) losses, net	$—	$(11)	$(11)	$(2)	$(2)	$(1)	$—	$(5)

(2)	Adjusted operating income for the Australian platform adjusted for foreign exchange as compared to the prior year period was $12 million and $25 million for the three and six months ended June 30, 2017, respectively.
(3)	New insurance written for the Australian platform adjusted for foreign exchange as compared to the prior year period was $4,700 million and $9,500 million for the three and six months ended June 30, 2017, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2017

Selected Key Performance Measures—Australia Mortgage Insurance Segment

(amounts in millions)

	2017			2016
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net Premiums Written	$58	$54	$112	$62	$57	$65	$47	$231
Loss Ratio(1)	34%	35%	34%	30%	42%	36%	26%	34%
Expense Ratio (Net Earned Premiums)(2)	34%	33%	34%	39%	31%	33%	27%	33%
Expense Ratio (Net Premiums Written)(3)	46%	49%	48%	51%	48%	44%	47%	47%

Primary Insurance In-Force	$247,700	$246,400		$234,000	$247,900	$241,100	$246,800
Primary Risk In-Force(4)
Flow	$80,000	$79,700		$76,000	$80,400	$78,300	$80,300
Bulk	6,200	6,000		5,400	5,900	5,700	5,700

Total	$86,200	$85,700		$81,400	$86,300	$84,000	$86,000

	June 30, 2017			March 31, 2017
Risk In-Force by Loan-To-Value Ratio(5)	Primary	Flow	Bulk	Primary	Flow	Bulk
95.01% and above	$14,128	$14,128	$—	$14,329	$14,329	$—
90.01% to 95.00%	23,219	23,213	6	22,950	22,944	6
80.01% to 90.00%	23,554	23,483	71	23,215	23,149	66
80.00% and below	25,270	19,198	6,072	25,219	19,300	5,919

Total	$86,171	$80,022	$6,149	$85,713	$79,722	$5,991

The loss and expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

Amounts may not total due to rounding.

(1)	The ratio of incurred losses and loss adjustment expenses to net earned premiums.
(2)	The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.
(3)	The ratio of an insurer’s general expenses to net premiums written. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.
(4)	The business currently provides 100% coverage on the majority of the loans the company insures. For the purpose of representing the risk in-force, Australia has computed an “effective risk in-force” amount which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor that represents the highest expected average per-claim payment for any one underwriting year over the life of the business. This factor was 35% for all periods presented. Australia also has certain risk share arrangements where it provides pro-rata coverage of certain loans rather than 100% coverage. As a result, for loans with these risk share arrangements, the applicable pro-rata coverage amount provided is used when applying the factor.
(5)	Loan amount in loan-to-value ratio calculation includes capitalized premiums, where applicable.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2017

Selected Key Performance Measures—Australia Mortgage Insurance Segment

(dollar amounts in millions)

Primary Insurance	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Insured loans in-force	1,438,100	1,443,836	1,464,139	1,470,302	1,477,826
Insured delinquent loans	7,285	6,926	6,731	6,844	6,413
Insured delinquency rate	0.51%	0.48%	0.46%	0.47%	0.43%

Flow loans in-force	1,325,477	1,332,468	1,354,616	1,358,286	1,364,756
Flow delinquent loans	7,007	6,650	6,451	6,574	6,143
Flow delinquency rate	0.53%	0.50%	0.48%	0.48%	0.45%

Bulk loans in-force	112,623	111,368	109,523	112,016	113,070
Bulk delinquent loans	278	276	280	270	270
Bulk delinquency rate	0.25%	0.25%	0.26%	0.24%	0.24%

Loss Metrics	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Beginning Reserves	$227	$211	$215	$190	$181
Paid claims(1)	(30)	(25)	(16)	(18)	(17)
Increase in reserves	33	28	25	37	31
Impact of changes in foreign exchange rates	1	13	(13)	6	(5)

Ending Reserves	$231	$227	$211	$215	$190

	June 30, 2017		March 31, 2017		June 30, 2016
State and Territory	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate
New South Wales	28%	0.32%	28%	0.31%	29%	0.30%
Queensland	23	0.72%	23	0.68%	23	0.62%
Victoria	23	0.41%	23	0.38%	23	0.37%
Western Australia	12	0.86%	12	0.78%	11	0.61%
South Australia	6	0.65%	6	0.66%	6	0.59%
Australian Capital Territory	3	0.20%	3	0.19%	3	0.19%
Tasmania	2	0.37%	2	0.36%	2	0.36%
New Zealand	2	0.08%	2	0.07%	2	0.10%
Northern Territory	1	0.44%	1	0.42%	1	0.27%

Total	100%	0.51%	100%	0.48%	100%	0.43%

By Policy Year
2008 and prior	39%	0.41%	39%	0.39%	41%	0.39%
2009	7	1.00%	7	0.95%	7	0.84%
2010	5	0.57%	5	0.60%	6	0.55%
2011	5	0.71%	5	0.69%	6	0.58%
2012	7	0.83%	7	0.79%	8	0.64%
2013	8	0.74%	8	0.66%	9	0.54%
2014	9	0.66%	10	0.58%	10	0.36%
2015	9	0.37%	9	0.28%	9	0.11%
2016	8	0.12%	8	0.05%	4	—%
2017	3	—%	2	—%	—	—%

Total	100%	0.51%	100%	0.48%	100%	0.43%

(1)	Paid claims exclude adjustments for expected recoveries related to loss reserves and prior paid claims.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2017

Selected Key Performance Measures—Australia Mortgage Insurance Segment

(Australian dollar amounts in millions)

	2017			2016
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Paid Claims(1)
Flow	$40	$33	$73	$21	$24	$23	$18	$86
Bulk	—	—	—	—	—	—	—	—

Total Paid Claims	$40	$33	$73	$21	$24	$23	$18	$86

Average Paid Claim (in thousands)	$112.7	$92.5		$67.1	$73.3	$79.2	$65.8

Average Reserve Per Delinquency (in thousands)	$41.3	$42.8		$43.5	$41.0	$39.9	$40.1

Loss Metrics
Beginning Reserves	$297	$293		$281	$256	$236	$226
Paid claims(1)	(40)	(33)		(21)	(24)	(23)	(18)
Increase in reserves	44	37		33	49	43	28

Ending Reserves	$301	$297		$293	$281	$256	$236

Loan Amount(2)
Over $550K	16%	16%		16%	15%	15%	15%
$400K to $550K	20	20		20	20	20	20
$250K to $400K	35	35		35	36	36	36
$100K to $250K	24	24		24	24	24	24
$100K or Less	5	5		5	5	5	5

Total	100%	100%		100%	100%	100%	100%

Average Primary Loan Size (in thousands)	$224	$223		$221	$220	$219	$218

All amounts presented in Australian dollars.

(1)	Paid claims exclude adjustments for expected recoveries related to loss reserves and prior paid claims.
(2)	The percentages in this table are based on the amount of primary insurance in-force in each loan band as a percentage of total insurance in-force.

U.S. Life Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2017

Adjusted Operating Income (Loss)—U.S. Life Insurance Segment

(amounts in millions)

	2017			2016
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$736	$758	$1,494	$753	$725	$756	$436	$2,670
Net investment income	694	681	1,375	677	695	670	684	2,726
Net investment gains (losses)	57	7	64	9	21	114	(16)	128
Policy fees and other income	170	170	340	194	175	180	177	726

Total revenues	1,657	1,616	3,273	1,633	1,616	1,720	1,281	6,250

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,163	1,164	2,327	1,419	1,556	1,089	758	4,822
Interest credited	129	132	261	138	140	143	144	565
Acquisition and operating expenses, net of deferrals	144	157	301	135	149	199	165	648
Amortization of deferred acquisition costs and intangibles	101	70	171	172	69	84	78	403
Interest expense	3	3	6	3	2	5	28	38

Total benefits and expenses	1,540	1,526	3,066	1,867	1,916	1,520	1,173	6,476

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	117	90	207	(234)	(300)	200	108	(226)
Provision (benefit) for income taxes	41	32	73	(83)	(106)	70	39	(80)

INCOME (LOSS) FROM CONTINUING OPERATIONS	76	58	134	(151)	(194)	130	69	(146)

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net(1)	(57)	(8)	(65)	(4)	(21)	(119)	11	(133)
Gains on sale of businesses	—	—	—	—	—	(1)	—	(1)
Losses from life block transactions	—	—	—	—	—	—	9	9
Expenses related to restructuring	—	—	—	—	1	3	15	19
Taxes on adjustments	20	3	23	1	7	42	(13)	37

ADJUSTED OPERATING INCOME (LOSS)	$39	$53	$92	$(154)	$(207)	$55	$91	$(215)

(1) Net investment (gains) losses were adjusted for DAC and other intangible amortization and certain benefit reserves as reconciled below:

Net investment (gains) losses, gross	$(57)	$(7)	$(64)	$(9)	$(21)	$(114)	$16	$(128)
Adjustment for DAC and other intangible amortization and certain benefit reserves	—	(1)	(1)	5	—	(5)	(5)	(5)

Net investment (gains) losses, net	$(57)	$(8)	$(65)	$(4)	$(21)	$(119)	$11	$(133)

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2017

Adjusted Operating Income (Loss) and Sales—U.S. Life Insurance Segment—Long-Term Care Insurance

(amounts in millions)

	2017			2016
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$623	$634	$1,257	$650	$610	$636	$618	$2,514
Net investment income	369	356	725	356	353	344	329	1,382
Net investment gains (losses)	44	3	47	(21)	17	139	4	139
Policy fees and other income	—	1	1	1	—	—	1	2

Total revenues	1,036	994	2,030	986	980	1,119	952	4,037

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	821	835	1,656	889	1,262	806	776	3,733
Interest credited	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	97	112	209	94	95	93	95	377
Amortization of deferred acquisition costs and intangibles	23	23	46	26	25	26	26	103
Interest expense	—	—	—	—	—	—	—	—

Total benefits and expenses	941	970	1,911	1,009	1,382	925	897	4,213

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	95	24	119	(23)	(402)	194	55	(176)
Provision (benefit) for income taxes	34	8	42	(8)	(142)	68	20	(62)

INCOME (LOSS) FROM CONTINUING OPERATIONS	61	16	77	(15)	(260)	126	35	(114)

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses	(44)	(3)	(47)	21	(17)	(139)	(4)	(139)
Expenses related to restructuring	—	—	—	—	1	2	3	6
Taxes on adjustments	16	1	17	(7)	6	48	—	47

ADJUSTED OPERATING INCOME (LOSS)	$33	$14	$47	$(1)	$(270)	$37	$34	$(200)

SALES:
Individual Long-Term Care Insurance	$2	$2	$4	$1	$2	$4	$5	$12
Group Long-Term Care Insurance	1	1	2	1	3	2	2	8

Total Sales	$3	$3	$6	$2	$5	$6	$7	$20

RATIOS:
Loss Ratio(1)	71.0%	72.0%	71.5%	78.6%	145.5%	70.1%	67.6%	90.0%
Gross Benefits Ratio(2)	131.8%	131.6%	131.7%	136.9%	207.0%	126.7%	125.5%	148.5%

(1)	The loss ratio was calculated by dividing benefits and other changes in policy reserves less tabular interest on reserves less loss adjustment expenses by net earned premiums.
(2)	The gross benefits ratio was calculated by dividing benefits and other changes in policy reserves by net earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2017

Adjusted Operating Income (Loss) and Sales—U.S. Life Insurance Segment—Life Insurance

(amounts in millions)

	2017			2016
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums(1)	$113	$124	$237	$103	$115	$120	$(185)	$153
Net investment income	126	125	251	116	128	117	133	494
Net investment gains (losses)	5	3	8	19	4	(1)	2	24
Policy fees and other income	167	165	332	190	171	176	173	710

Total revenues	411	417	828	428	418	412	123	1,381

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves(1)	248	261	509	470	216	231	(87)	830
Interest credited	62	63	125	66	64	65	64	259
Acquisition and operating expenses, net of deferrals	33	33	66	36	31	39	51	157
Amortization of deferred acquisition costs and intangibles	62	29	91	133	27	27	33	220
Interest expense	3	3	6	3	2	5	28	38

Total benefits and expenses	408	389	797	708	340	367	89	1,504

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	3	28	31	(280)	78	45	34	(123)
Provision (benefit) for income taxes	1	10	11	(100)	28	16	12	(44)

INCOME (LOSS) FROM CONTINUING OPERATIONS	2	18	20	(180)	50	29	22	(79)

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses	(5)	(3)	(8)	(19)	(4)	1	(2)	(24)
Gains on sale of businesses	—	—	—	—	—	(1)	—	(1)
Losses from life block transactions	—	—	—	—	—	—	9	9
Expenses related to restructuring	—	—	—	—	—	2	8	10
Taxes on adjustments	2	1	3	6	2	—	(6)	2

ADJUSTED OPERATING INCOME (LOSS)	$(1)	$16	$15	$(193)	$48	$31	$31	$(83)

SALES:
Term Life	$—	$—	$—	$—	$—	$2	$5	$7
Universal Life	—	1	1	—	1	1	2	4
Linked-Benefits	—	—	—	—	—	1	2	3

Total Sales	$—	$1	$1	$—	$1	$4	$9	$14

(1)	In January 2016, as part of a life block transaction, the company entered into a new reinsurance agreement to cede certain of its term life insurance policies. This new reinsurance agreement primarily reduced premiums by $326 million and reduced benefits and other changes in policy reserves by $331 million for the amounts initially ceded.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2017

Adjusted Operating Income (Loss) and Sales—U.S. Life Insurance Segment—Fixed Annuities

(amounts in millions)

	2017			2016
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$3	$3
Net investment income	199	200	399	205	214	209	222	850
Net investment gains (losses)	8	1	9	11	—	(24)	(22)	(35)
Policy fees and other income	3	4	7	3	4	4	3	14

Total revenues	210	205	415	219	218	189	206	832

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves(1)	94	68	162	60	78	52	69	259
Interest credited	67	69	136	72	76	78	80	306
Acquisition and operating expenses, net of deferrals(2)	14	12	26	5	23	67	19	114
Amortization of deferred acquisition costs and intangibles	16	18	34	13	17	31	19	80
Interest expense	—	—	—	—	—	—	—	—

Total benefits and expenses	191	167	358	150	194	228	187	759

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	19	38	57	69	24	(39)	19	73
Provision (benefit) for income taxes	6	14	20	25	8	(14)	7	26

INCOME (LOSS) FROM CONTINUING OPERATIONS	13	24	37	44	16	(25)	12	47

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net(3)	(8)	(2)	(10)	(6)	—	19	17	30
Expenses related to restructuring	—	—	—	—	—	(1)	4	3
Taxes on adjustments	2	1	3	2	(1)	(6)	(7)	(12)

ADJUSTED OPERATING INCOME (LOSS)	$7	$23	$30	$40	$15	$(13)	$26	$68

SALES:
Single Premium Deferred Annuities	$1	$1	$2	$—	$1	$8	$159	$168
Single Premium Immediate Annuities.	—	1	1	—	—	1	9	10

Total Sales	$1	$2	$3	$—	$1	$9	$168	$178

(1) In the second quarter of 2016, benefits and other changes in policy reserves included $45 million of lower assumed reinsurance in connection with the recapture by a third party.
(2) In the second quarter of 2016, acquisition and operating expenses, net of deferrals, included a $55 million payment in connection with the recapture by a third party.
(3) Net investment (gains) losses were adjusted for DAC and other intangible amortization and certain benefit reserves as reconciled below:

Net investment (gains) losses, gross	$(8)	$(1)	$(9)	$(11)	$—	$24	$22	$35
Adjustment for DAC and other intangible amortization and certain benefit reserves	—	(1)	(1)	5	—	(5)	(5)	(5)

Net investment (gains) losses, net	$(8)	$(2)	$(10)	$(6)	$—	$19	$17	$30

Runoff Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2017

Adjusted Operating Income—Runoff Segment

(amounts in millions)

	2017			2016
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Net investment income	$41	$38	$79	$39	$37	$36	$35	$147
Net investment gains (losses)	7	8	15	3	4	(13)	(8)	(14)
Policy fees and other income	41	41	82	42	43	42	42	169

Total revenues	89	87	176	84	84	65	69	302

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	9	4	13	16	2	9	15	42
Interest credited	34	35	69	35	33	30	33	131
Acquisition and operating expenses, net of deferrals	16	15	31	14	20	18	16	68
Amortization of deferred acquisition costs and intangibles	7	6	13	4	7	12	6	29
Interest expense	1	—	1	—	1	—	—	1

Total benefits and expenses	67	60	127	69	63	69	70	271

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	22	27	49	15	21	(4)	(1)	31
Provision (benefit) for income taxes	7	8	15	4	6	(2)	(2)	6

INCOME (LOSS) FROM CONTINUING OPERATIONS	15	19	34	11	15	(2)	1	25

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net(1)	(7)	(7)	(14)	(7)	(4)	12	4	5
Taxes on adjustments	3	2	5	2	1	(4)	(1)	(2)

ADJUSTED OPERATING INCOME	$11	$14	$25	$6	$12	$6	$4	$28

(1) Net investment (gains) losses were adjusted for DAC and other intangible amortization and certain benefit reserves as reconciled below:
Net investment (gains) losses, gross	$(7)	$(8)	$(15)	$(3)	$(4)	$13	$8	$14
Adjustment for DAC and other intangible amortization and certain benefit reserves	—	1	1	(4)	—	(1)	(4)	(9)

Net investment (gains) losses, net	$(7)	$(7)	$(14)	$(7)	$(4)	$12	$4	$5

Corporate and Other

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2017

Adjusted Operating Loss—Corporate and Other(1)

(amounts in millions)

	2017			2016
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$1	$2	$3	$1	$2	$3	$6	$12
Net investment income	—	1	1	(1)	1	1	2	3
Net investment gains (losses)(2)	(12)	(12)	(24)	1	(9)	(65)	(14)	(87)
Policy fees and other income(3)	(2)	(1)	(3)	2	(1)	76	1	78

Total revenues	(13)	(10)	(23)	3	(7)	15	(5)	6

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	1	1	—	1	1	2	4
Acquisition and operating expenses, net of deferrals(4)	14	14	28	44	11	25	137	217
Amortization of deferred acquisition costs and intangibles	—	—	—	—	1	—	—	1
Interest expense	63	53	116	65	67	68	70	270

Total benefits and expenses	77	68	145	109	80	94	209	492

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(90)	(78)	(168)	(106)	(87)	(79)	(214)	(486)
Provision (benefit) for income taxes	(39)	(23)	(62)	(5)	246	(31)	(96)	114

LOSS FROM CONTINUING OPERATIONS	(51)	(55)	(106)	(101)	(333)	(48)	(118)	(600)

ADJUSTMENTS TO LOSS FROM CONTINUING OPERATIONS:
Net investment (gains) losses	12	12	24	(1)	9	65	14	87
(Gains) losses on sale of businesses	—	—	—	—	—	(9)	7	(2)
(Gains) losses on early extinguishment of debt, net	—	—	—	—	—	(64)	16	(48)
Expenses related to restructuring	—	1	1	—	—	2	—	2
Fees associated with bond consent solicitation	—	—	—	—	—	—	18	18
Taxes on adjustments	(4)	(4)	(8)	(1)	(3)	2	(42)	(44)

ADJUSTED OPERATING LOSS	$(43)	$(46)	$(89)	$(103)	$(327)	$(52)	$(105)	$(587)

(1)	Includes inter-segment eliminations and the results of other businesses that are managed outside the operating segments, including certain smaller international mortgage insurance businesses.
(2)	In the second quarter of 2016, net investment gains (losses) included a $64 million loss from the write-off of residual interest in certain policy loan securitization entities.
(3)	In the second quarter of 2016, the company settled restricted borrowings of $70 million related to a securitization entity and recorded a $64 million pre-tax gain related to the early extinguishment of debt, which was included in policy fees and other income.
(4)	In the first quarter of 2016, acquisition and operating expenses, net of deferrals, included the following: $83 million of legal fees and expenses, including $69 million related to the settlement of the long-term care insurance class action lawsuit; $20 million of make-whole expense on the early redemption of Genworth Holdings’ 2016 senior notes in January 2016; $18 million associated with Genworth Holdings’ bond consent solicitation for broker, advisor and investment banking fees; and an additional estimated loss of $7 million related to the planned sale of the mortgage insurance business in Europe.

Additional Financial Data

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2017

Investments Summary

(amounts in millions)

		June 30, 2017		March 31, 2017		December 31, 2016		September 30, 2016		June 30, 2016
		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Composition of Investment Portfolio
Fixed maturity securities:
Investment grade:
Public fixed maturity securities		$33,699	44%	$33,049	44%	$33,733	46%	$35,544	45%	$35,003	45%
Private fixed maturity securities		12,058	16	11,483	15	11,261	15	11,669	15	11,370	15
Residential mortgage-backed securities(1)		4,257	6	4,340	6	4,314	6	4,742	6	4,981	6
Commercial mortgage-backed securities		3,387	5	3,283	5	3,106	4	3,148	4	2,940	4
Other asset-backed securities		3,181	4	3,214	4	3,140	4	3,310	4	3,279	4
State and political subdivisions		2,805	4	2,710	4	2,647	4	2,823	4	2,751	4
Non-investment grade fixed maturity securities		2,557	3	2,518	3	2,371	3	2,544	3	2,504	3
Equity securities:
Common stocks and mutual funds		219	—	202	—	179	—	175	—	140	—
Preferred stocks		636	1	507	1	453	1	415	1	341	1
Commercial mortgage loans		6,237	8	6,107	8	6,111	8	6,017	8	6,121	8
Restricted commercial mortgage loans related to securitization entities		118	—	122	—	129	—	134	—	141	—
Policy loans		1,824	2	1,761	3	1,742	2	1,751	2	1,754	2
Cash, cash equivalents and short-term investments		3,799	5	4,021	5	3,136	4	3,420	4	3,730	5
Securities lending		226	1	281	1	534	1	417	1	328	—
Other invested assets:	Limited partnerships	240	—	224	—	199	—	188	—	181	—
	Derivatives:
	Long-term care (LTC) forward starting swap—cash flow	243	—	227	—	237	—	735	1	627	1
	Other cash flow	2	—	4	—	4	—	6	—	7	—
	Equity index options—non-qualified	81	—	77	—	72	—	61	—	57	—
	Other non-qualified	418	1	367	1	395	1	529	1	578	1
	Trading portfolio	—	—	71	—	259	1	384	1	441	1
	Restricted other invested assets related to securitization entities	81	—	84	—	312	—	312	—	312	—
	Other	21	—	18	—	19	—	14	—	18	—

Total invested assets and cash		$76,089	100%	$74,670	100%	$74,353	100%	$78,338	100%	$77,604	100%

Public Fixed Maturity Securities—Credit Quality:
NRSRO(2) Designation
AAA		$13,541	30%	$13,270	30%	$14,264	32%	$15,608	33%	$15,714	33%
AA		4,244	9	4,369	10	4,283	9	4,536	9	4,455	10
A		13,044	29	12,770	29	12,659	28	13,317	28	13,122	28
BBB		12,972	29	12,688	28	12,380	28	12,632	27	12,154	26
BB		1,476	3	1,489	3	1,334	3	1,464	3	1,440	3
B		114	—	113	—	151	—	145	—	149	—
CCC and lower		60	—	60	—	60	—	53	—	56	—

Total public fixed maturity securities		$45,451	100%	$44,759	100%	$45,131	100%	$47,755	100%	$47,090	100%

Private Fixed Maturity Securities—Credit Quality:
NRSRO(2) Designation
AAA		$1,753	11%	$1,695	11%	$1,661	11%	$1,731	11%	$1,683	10%
AA		2,023	12	1,970	12	1,970	13	2,071	13	2,013	13
A		4,957	30	4,836	31	4,719	30	4,937	31	4,864	31
BBB		6,853	42	6,481	41	6,265	41	6,404	40	6,319	40
BB		854	5	802	5	763	5	815	5	734	5
B		40	—	41	—	51	—	51	—	102	1
CCC and lower		13	—	13	—	12	—	16	—	23	—

Total private fixed maturity securities		$16,493	100%	$15,838	100%	$15,441	100%	$16,025	100%	$15,738	100%

(1)	The company does not have any material exposure to residential mortgage-backed securities collateralized debt obligations (CDOs).
(2)	Nationally Recognized Statistical Rating Organizations.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2017

Fixed Maturity Securities Summary

(amounts in millions)

	June 30, 2017		March 31, 2017		December 31, 2016		September 30, 2016		June 30, 2016
	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Fixed Maturity Securities—Security Sector:
U.S. government, agencies and government-sponsored enterprises	$5,629	9%	$5,493	9%	$6,036	10%	$6,703	11%	$6,806	11%
State and political subdivisions	2,806	4	2,710	4	2,647	4	2,824	4	2,751	4
Foreign government	2,091	3	1,817	3	2,107	3	2,227	3	2,113	3
U.S. corporate	28,071	47	27,423	46	26,828	45	27,695	44	26,984	43
Foreign corporate	12,430	20	12,224	21	12,295	21	13,008	20	12,833	21
Residential mortgage-backed securities	4,319	7	4,404	7	4,379	7	4,823	8	5,055	8
Commercial mortgage-backed securities	3,406	5	3,302	5	3,129	5	3,173	5	2,979	5
Other asset-backed securities	3,192	5	3,224	5	3,151	5	3,327	5	3,307	5

Total fixed maturity securities	$61,944	100%	$60,597	100%	$60,572	100%	$63,780	100%	$62,828	100%

Corporate Bond Holdings—Industry Sector:
Investment Grade:
Finance and insurance	$8,961	23%	$8,661	23%	$8,408	23%	$8,756	23%	$8,499	23%
Utilities	5,832	15	5,604	15	5,475	15	5,637	15	5,507	15
Energy	3,151	8	3,049	8	2,944	8	2,961	8	2,949	8
Consumer—non-cyclical	5,346	14	5,316	14	5,268	14	5,483	14	5,292	14
Consumer—cyclical	1,907	5	1,840	5	1,853	5	2,034	5	2,039	5
Capital goods	2,706	7	2,732	7	2,665	7	2,623	7	2,613	7
Industrial	2,093	6	2,025	6	1,908	5	2,006	5	1,971	5
Technology and communications	3,302	9	3,252	9	3,220	9	3,418	9	3,272	9
Transportation	1,853	5	1,841	5	1,839	5	1,868	5	1,860	5
Other	3,077	8	3,045	8	3,406	9	3,605	9	3,538	9

Subtotal	38,228	100%	37,365	100%	36,986	100%	38,391	100%	37,540	100%

Non-Investment Grade:
Finance and insurance	219	10%	244	11%	227	11%	242	11%	285	13%
Utilities	69	3	51	2	44	2	73	3	74	3
Energy	653	29	685	30	687	32	713	31	679	30
Consumer—non-cyclical	182	8	189	8	180	8	217	9	217	9
Consumer—cyclical	186	8	183	8	119	6	131	6	131	6
Capital goods	155	7	162	7	128	6	152	7	153	7
Industrial	266	12	251	11	273	13	303	13	263	11
Technology and communications	416	18	403	18	365	17	355	15	335	15
Transportation	30	1	29	1	28	1	30	1	30	1
Other	97	4	85	4	86	4	96	4	110	5

Subtotal	2,273	100%	2,282	100%	2,137	100%	2,312	100%	2,277	100%

Total	$40,501	100%	$39,647	100%	$39,123	100%	$40,703	100%	$39,817	100%

Fixed Maturity Securities—Contractual Maturity Dates:
Due in one year or less	$1,906	3%	$1,776	3%	$1,721	3%	$1,775	3%	$1,851	3%
Due after one year through five years	10,967	18	10,764	18	10,938	18	11,309	18	11,024	18
Due after five years through ten years	12,722	21	12,386	20	12,647	21	13,129	20	12,708	20
Due after ten years	25,432	41	24,741	41	24,607	41	26,244	41	25,904	41

Subtotal	51,027	83	49,667	82	49,913	83	52,457	82	51,487	82
Mortgage and asset-backed securities	10,917	17	10,930	18	10,659	17	11,323	18	11,341	18

Total fixed maturity securities	$61,944	100%	$60,597	100%	$60,572	100%	$63,780	100%	$62,828	100%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2017

General Account GAAP Net Investment Income Yields

(amounts in millions)

	2017			2016
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
GAAP Net Investment Income
Fixed maturity securities—taxable	$649	$641	$1,290	$635	$655	$634	$641	$2,565
Fixed maturity securities—non-taxable	3	3	6	3	3	3	3	12
Commercial mortgage loans	76	77	153	81	79	77	81	318
Restricted commercial mortgage loans related to securitization entities	2	2	4	2	3	3	2	10
Equity securities	9	8	17	8	8	7	5	28
Other invested assets	30	31	61	34	29	33	32	128
Limited partnerships	5	1	6	2	5	—	6	13
Restricted other invested assets related to securitization entities	1	—	1	—	—	1	2	3
Policy loans	39	42	81	39	38	34	35	146
Cash, cash equivalents and short-term investments	10	6	16	4	5	6	5	20

Gross investment income before expenses and fees	824	811	1,635	808	825	798	812	3,243
Expenses and fees	(23)	(21)	(44)	(22)	(20)	(19)	(23)	(84)

Net investment income	$801	$790	$1,591	$786	$805	$779	$789	$3,159

Annualized Yields
Fixed maturity securities—taxable	4.6%	4.5%	4.6%	4.5%	4.6%	4.6%	4.7%	4.6%
Fixed maturity securities—non-taxable	3.7%	3.7%	3.7%	3.7%	3.7%	3.6%	3.6%	3.6%
Commercial mortgage loans	4.9%	5.0%	5.0%	5.3%	5.2%	5.0%	5.2%	5.2%
Restricted commercial mortgage loans related to securitization entities	6.7%	6.4%	6.5%	6.1%	7.4%	8.0%	5.1%	7.1%
Equity securities	5.3%	4.9%	5.1%	5.2%	5.8%	5.8%	5.1%	5.6%
Other invested assets	601.0%	81.1%	126.5%	46.2%	31.6%	31.9%	29.4%	34.5%
Limited partnerships(1)	8.6%	1.9%	5.4%	4.1%	10.9%	—%	13.2%	7.0%
Restricted other invested assets related to securitization entities	4.8%	—%	1.3%	—%	—%	1.1%	2.0%	0.9%
Policy loans	8.7%	9.6%	9.1%	8.9%	8.7%	8.2%	8.9%	8.7%
Cash, cash equivalents and short-term investments	1.0%	0.7%	0.9%	0.5%	0.6%	0.6%	0.4%	0.5%

Gross investment income before expenses and fees	4.7%	4.7%	4.7%	4.6%	4.7%	4.6%	4.6%	4.6%
Expenses and fees	-0.1%	-0.2%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%

Net investment income	4.6%	4.5%	4.6%	4.5%	4.6%	4.5%	4.5%	4.5%

Yields are based on net investment income as reported under GAAP and are consistent with how the company measures its investment performance for management purposes. Yields are annualized, for interim periods, and are calculated as net investment income as a percentage of average quarterly asset carrying values except for fixed maturity and equity securities, derivatives and derivative counterparty collateral, which exclude unrealized fair value adjustments and securities lending activity, which is included in other invested assets and is calculated net of the corresponding securities lending liability. See page 49 herein for average invested assets and cash used in the yield calculation.

(1)	Limited partnership investments are equity-based and do not have fixed returns by period.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2017

Net Investment Gains (Losses), Net—Detail

(amounts in millions)

	2017			2016
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net realized gains (losses) on available-for-sale securities:
Fixed maturity securities:
U.S. corporate	$56	$15	$71	$(1)	$2	$—	$(7)	$(6)
U.S. government, agencies and government-sponsored enterprises	1	(10)	(9)	(19)	15	137	7	140
Foreign corporate	3	20	23	1	(1)	(6)	(8)	(14)
Foreign government	1	2	3	1	4	—	—	5
Mortgage-backed securities	—	—	—	13	(1)	—	—	12
Asset-backed securities	(8)	(5)	(13)	(1)	(5)	(10)	—	(16)
Equity securities	—	2	2	2	1	—	1	4
Foreign exchange	10	5	15	2	—	1	—	3

Total net realized gains (losses) on available-for-sale securities	63	29	92	(2)	15	122	(7)	128

Impairments:
Corporate fixed maturity securities	—	(1)	(1)	—	—	(16)	(8)	(24)
Foreign government	—	—	—	—	—	(1)	—	(1)
Limited partnerships	(1)	—	(1)	—	—	—	(3)	(3)
Commercial mortgage loans	—	—	—	—	—	(4)	—	(4)
Commercial mortgage-backed securities	—	—	—	—	—	(1)	—	(1)
Equity securities	(1)	—	(1)	(5)	(2)	—	—	(7)

Total impairments	(2)	(1)	(3)	(5)	(2)	(22)	(11)	(40)

Net unrealized gains (losses) on trading securities	1	—	1	(30)	(4)	16	28	10
Limited partnerships	—	—	—	6	—	—	—	6
Commercial mortgage loans held-for-sale market valuation allowance	1	1	2	—	(1)	1	1	1
Net gains (losses) related to securitization entities	2	2	4	1	2	(61)	8	(50)
Derivative instruments	36	3	39	72	10	(24)	(38)	20
Contingent purchase price valuation change	—	—	—	—	—	(2)	—	(2)
Other	—	—	—	(1)	—	—	—	(1)

Net investment gains (losses), gross	101	34	135	41	20	30	(19)	72
Adjustment for DAC and other intangible amortization and certain benefit reserves	—	—	—	(1)	—	6	9	14
Adjustment for net investment (gains) losses attributable to noncontrolling interests	(22)	(14)	(36)	(12)	(2)	3	(9)	(20)

Net investment gains (losses), net	$79	$20	$99	$28	$18	$39	$(19)	$66

Reconciliations of Non-GAAP Measures

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2017

Reconciliation of Operating ROE

(amounts in millions)

Twelve Month Rolling Average ROE	Twelve months ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
GAAP Basis ROE
Net income (loss) available to Genworth Financial, Inc.’s common stockholders for the twelve months ended(1)	$(145)	$(175)	$(277)	$(447)	$(351)
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$9,781	$9,770	$9,790	$9,900	$10,042
GAAP Basis ROE (1)/(2)	-1.5%	-1.8%	-2.8%	-4.5%	-3.5%

Operating ROE
Adjusted operating income (loss) for the twelve months ended(1)	$(248)	$(276)	$(316)	$(261)	$208
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$9,781	$9,770	$9,790	$9,900	$10,042
Operating ROE (1)/(2)	-2.5%	-2.8%	-3.2%	-2.6%	2.1%

Quarterly Average ROE	Three months ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
GAAP Basis ROE
Net income (loss) available to Genworth Financial, Inc.’s common stockholders for the period ended(3)	$202	$155	$(122)	$(380)	$172
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$9,820	$9,633	$9,610	$9,857	$9,958
Annualized GAAP Quarterly Basis ROE (3)/(4)	8.2%	6.4%	-5.1%	-15.4%	6.9%

Operating ROE
Adjusted operating income (loss) for the period ended(3)	$151	$143	$(137)	$(405)	$123
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$9,820	$9,633	$9,610	$9,857	$9,958
Annualized Operating Quarterly Basis ROE (3)/(4)	6.2%	5.9%	-5.7%	-16.4%	4.9%

Non-GAAP Definition for Operating ROE

The company references the non-GAAP financial measure entitled “operating return on equity” or “operating ROE.” The company defines operating ROE as adjusted operating income (loss) divided by average ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss) in average ending Genworth Financial, Inc.’s stockholders’ equity. Management believes that analysis of operating ROE enhances understanding of the efficiency with which the company deploys its capital. However, operating ROE is not a substitute for net income (loss) available to Genworth Financial, Inc.’s common stockholders divided by average ending Genworth Financial, Inc.’s stockholders’ equity determined in accordance with GAAP.

(1)	The twelve months ended information is derived by adding the four quarters of net income (loss) available to Genworth Financial, Inc.’s common stockholders and adjusted operating income (loss) from page 9 herein.
(2)	Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), for the most recent five quarters.
(3)	Net income (loss) available to Genworth Financial, Inc.’s common stockholders and adjusted operating income (loss) from page 9 herein.
(4)	Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss).

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2017

Reconciliation of Core Yield

		2017			2016
	(Assets— amounts in billions)	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
	Reported—Total Invested Assets and Cash	$76.1	$74.7	$76.1	$74.4	$78.3	$77.6	$76.0	$74.4
	Subtract:
	Securities lending	0.2	0.3	0.2	0.5	0.4	0.3	0.4	0.5
	Unrealized gains (losses)	5.6	4.6	5.6	4.3	7.7	7.6	6.3	4.3

	Adjusted end of period invested assets and cash	$70.3	$69.8	$70.3	$69.6	$70.2	$69.7	$69.3	$69.6

(A)	Average Invested Assets and Cash Used in Reported Yield Calculation	$70.1	$69.7	$69.9	$69.8	$69.7	$69.5	$70.0	$69.8
	Subtract:
	Restricted commercial mortgage loans and other invested assets related to securitization entities(1)	0.1	0.1	0.1	0.1	0.3	0.1	0.2	0.2

(B)	Average Invested Assets and Cash Used in Core Yield Calculation	$70.0	$69.6	$69.8	$69.7	$69.4	$69.4	$69.8	$69.6

	(Income—amounts in millions)

(C)	Reported—Net Investment Income	$801	$790	$1,591	$786	$805	$779	$789	$3,159
	Subtract:
	Bond calls and commercial mortgage loan prepayments	8	6	14	22	14	5	11	52
	Other non-core items(2)	8	3	11	(17)	8	(6)	15	—
	Restricted commercial mortgage loans and other invested assets related to securitization entities(1)	2	1	3	2	1	2	3	8

(D)	Core Net Investment Income	$783	$780	$1,563	$779	$782	$778	$760	$3,099

(C) / (A)	Reported Yield	4.57%	4.53%	4.55%	4.50%	4.62%	4.48%	4.51%	4.53%
(D) / (B)	Core Yield	4.47%	4.48%	4.48%	4.47%	4.51%	4.48%	4.36%	4.45%

Notes:	Columns may not add due to rounding.
Yields have been annualized.

Non-GAAP Definition for Core Yield

The company references the non-GAAP financial measure entitled “core yield” as a measure of investment yield. The company defines core yield as the investment yield adjusted for items that do not reflect the underlying performance of the investment portfolio. Management believes that analysis of core yield enhances understanding of the investment yield of the company. However, core yield is not a substitute for investment yield determined in accordance with GAAP.

(1)	Represents the incremental assets and investment income related to restricted commercial mortgage loans and other invested assets.
(2)	Includes cost basis adjustments on structured securities and various other immaterial items.

Corporate Information

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2017

Financial Strength Ratings As Of July 31, 2017

Company	Standard & Poor’s Financial Services LLC (S&P)	Moody’s Investors Service, Inc. (Moody’s)	A.M. Best Company, Inc. (A.M. Best)
Genworth Mortgage Insurance Corporation	BB+ (Marginal)	Ba1 (Questionable)	Not rated
Genworth Financial Mortgage Insurance Company Canada(1)	A+ (Strong)	Not rated	Not rated
Genworth Financial Mortgage Insurance Pty Limited (Australia)(2)	A+ (Strong)	A3 (Good)	Not rated
Genworth Life Insurance Company	BB- (Marginal)	Ba3 (Questionable)	B(Fair)
Genworth Life and Annuity Insurance Company	BB- (Marginal)	Baa2 (Adequate)	B++ (Good)
Genworth Life Insurance Company of New York	BB- (Marginal)	Ba3 (Questionable)	B(Fair)

The S&P, Moody’s, A.M. Best, Dominion Bond Rating Service (DBRS) and Fitch Rating Service (Fitch) ratings included are not designed to be, and do not serve as, measures of protection or valuation offered to investors. These financial strength ratings should not be relied on with respect to making an investment in the company’s securities.

S&P states that insurers rated “A” (Strong) or “BB” (Marginal) have strong or marginal financial security characteristics, respectively. The “A” and “BB” ranges are the third- and fifth-highest of nine financial strength rating ranges assigned by S&P, which range from “AAA” to “R.” A plus (+) or minus (-) shows relative standing within a major rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “CCC” category. Accordingly, the “A+,” “BB+” and “BB-” ratings are the fifth-, eleventh- and thirteenth-highest of S&P’s 21 ratings categories.

Moody’s states that insurance companies rated “A” (Good) offer good financial security, that insurance companies rated “Baa” (Adequate) offer adequate financial security and that insurance companies rated “Ba” (Questionable) offer questionable financial security. The “A” (Good), “Baa” (Adequate) and “Ba” (Questionable) ranges are the third-, fourth- and fifth-highest, respectively, of nine financial strength rating ranges assigned by Moody’s, which range from “Aaa” to “C.” Numeric modifiers are used to refer to the ranking within the group, with 1 being the highest and 3 being the lowest. These modifiers are not added to ratings in the “Aaa” category or to ratings below the “Caa” category. Accordingly, the “A3,” “Baa2,” “Ba1” and “Ba3” ratings are the seventh-, ninth-, eleventh- and thirteenth-highest, respectively, of Moody’s 21 ratings categories.

A.M. Best states that the “B++” (Good) rating is assigned to those companies that have, in its opinion, a good ability to meet their ongoing insurance obligations while “B” (Fair) is assigned to those companies that have, in its opinion, a fair ability to meet their ongoing insurance obligations. The “B++” (Good) and “B” (Fair) ratings are the fifth- and seventh-highest of 15 ratings assigned by A.M. Best, which range from “A++” to “F.”

DBRS states that long-term obligations rated “AA” are of superior credit quality. The capacity for the payment of financial obligations is considered high and unlikely to be significantly vulnerable to future events. Credit quality differs from “AAA” only to a small degree.

The Australian mortgage insurance subsidiary also solicits a rating from Fitch. Fitch states that “A” (Strong) rated insurance companies are viewed as possessing strong capacity to meet policyholder and contract obligations. The “A” rating category is the third-highest of nine financial strength rating categories, which range from “AAA” to “C.” The symbol (+) or (-) may be appended to a rating to indicate the relative position of a credit within a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “B” category. Accordingly, the “A+” rating is the fifth-highest of Fitch’s 21 ratings categories.

The company also solicits a rating from HR Ratings on a local scale for Genworth Seguros de Credito a la Vivienda S.A. de C.V., its Mexican mortgage insurance subsidiary, with a short-term rating of “HR1” and long-term rating of “HR AA-.” For short-term ratings, HR Ratings states that “HR1” rated companies are viewed as exhibiting high capacity for timely payment of debt obligations in the short-term and maintain low credit risk. The “HR1” short-term rating category is the highest of six short-term rating categories, which range from “HR1” to “HR D.” For long-term ratings, HR Ratings states that “HR AA-” rated companies are viewed as having high credit quality and offer high safety for timely payment of debt obligations and maintain low credit risk under adverse economic scenarios. The “HR AA-” long-term rating is the second-highest of HR Rating’s eight long-term rating categories, which range from “HR AAA” to “HR D.”

S&P, Moody’s, A.M. Best, DBRS, Fitch and HR Ratings review their ratings periodically and the company cannot assure you that it will maintain the current ratings in the future. Other agencies may also rate the company or its insurance subsidiaries on a solicited or an unsolicited basis.

(1)	Genworth Financial Mortgage Insurance Company Canada is also rated “AA” by DBRS.
(2)	Genworth Financial Mortgage Insurance Pty Limited (Australia) is also rated “A+” by Fitch.